Investor Presentation As of December 31, 2010 March 22, 2011 Exhibit 99.1

Forward-Looking Statements
Certain information contained in this discussion may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements relate to the Company’s future operations and are generally identified by phrases such as “the Company expects,” “the Company believes” or words of similar import. Although the
Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company’s most recently issued Annual Report on
Form 10-K, as filed with the Securities and Exchange Commission.

Brad E. Schwartz
Chief Executive Officer, Monarch Financial Holdings, Inc. & Monarch Bank
E. Neal Crawford, Jr.
President, Monarch Bank
Andrew N. Lock
Executive Vice President and Chief Risk Officer, Monarch Bank
Introduction

MONARCH FINANCIAL HOLDINGS, INC.

MONARCH FINANCIAL HOLDINGS, INC.
MONARCH BANK
MONARCH MORTGAGE
OBX BANK
MONARCH CAPITAL
MONARCH INVESTMENTS
COASTAL Home Mortgage Co., LLC
MONARCH HOME FUNDING
REAL ESTATE SECURITY AGENCY
A MONARCH BANK COMPANY

Corporate Profile
Monarch Financial Holdings is a rapidly
growing financial services company
headquartered in Chesapeake, Virginia
–
$826 million in assets
–
$550 million in loans held for investment
–
$175 million in loans held for sale
–
$706 million in deposits
Monarch Bank was founded in 1998, profitable
in 15
th
month of operation, and now has 9
offices in South Hampton Roads
OBX Bank, a division of Monarch Bank,
opened in May 2007 to serve the local needs of
the Outer Banks with two offices
Monarch Mortgage drives significant non-
interest income through retail residential
mortgage origination
–
$1.6 Billion in prime residential
mortgage originations in 2010
51% JV Ownership 75% JV Ownership
51% JV Ownership

MONARCH FINANCIAL HOLDINGS, INC.

Chesapeake Bay
VIRGINIA
Newport News
Hampton
664
64
460
Norfolk
Portsmouth
264
Suffolk
Chesapeake
Virginia Beach
168
Atlantic Ocean
258
17
NORTH CAROLINA
158
Albemarle Sound
Kitty Hawk
Nags Head
13
12
MD
Fredericksburg
Richmond
VA
NC
Charlotte
Greenwood
Wilmington
SC

Monarch Franchise
OBX Bank Offices:
Kitty Hawk, NC
Nags Head, NC
Monarch Investments:
Chesapeake, VA
Monarch Bank Offices:
Chesapeake, VA (2)
Norfolk, VA (2)
Virginia Beach, VA (5)
Monarch Mortgage Offices:
Chesapeake, VA
Norfolk, VA
Virginia Beach, VA (2)
Richmond, VA (2)
Fredericksburg, VA
Fairfax, VA
Bowie, MD
Crofton, MD
Gaithersburg, MD
Greenbelt, MD
Rockville, MD (2)
Towson, MD
Waldorf, MD
Charlotte, NC (2)
Kitty Hawk, NC
Wilmington, NC (2)
Greenwood, SC

Experienced Management Team
Our senior management team consists of 17 officers who have over 463 years of combined experience and over 27 years experience on average in the financial services industry
–
16 % insider ownership
–
Management transition took place in 2009/2010
* Serves as a director on the holding company board
Years
Name Position Experience
Brad E. Schwartz * Chief Executive Officer, MFHI & Monarch Bank 27
E. Neal Crawford * President, Monarch Bank 26
William F. Rountree, Jr. * President MFHI 44
James K. Ferber President                     Real Estate Finance Group 29
Barry A. Mathias Chesapeake                 Market President 40
David W. McGlaughon Outer Banks               Market President 31
Donald F. Price Norfolk                         Market President 34
W. Craig Reilly Virginia Beach            Market President 13
Jeremy R. Starkey Senior Vice President Commercial Real Estate Group 20
E. Ted Yoder President, Monarch Mortgage 18
William T. Morrison Executive Vice President & Chief Operating Officer, Monarch Mortgage 25
Mary A. Anderson Senior Vice President - Human Resources 25
Denys Diaz Executive Vice President & Chief Information Officer (4/4/2011) 20
Lynette P. Harris Executive Vice President & Chief Financial Officer 30
Barbara N. Lane Executive Vice President – Facilities 41
Andrew N. Lock Executive Vice President & Chief Risk Officer 19
Nancy B. Porter Senior Vice President - Sales and Marketing 21

Monarch Mortgage
Monarch Mortgage, headquartered in Virginia Beach, was founded in May 2007 as a result of restructuring our existing mortgage operations
–
Originates permanent residential mortgage loans primarily sold, servicing released, into the secondary market
–
Focus on quality loans, offering only products with a proven liquid market and multiple reliable buyers
Significant risk management and bank oversight
Experienced and proven management team
–
Compensation tied to bottom line
Monarch Mortgage operates 24 locations
–
4 in core banking markets
–
20 in mortgage only markets
Significant origination capabilities:
–
$1.6 Billion closed in 2010, up from $1.2 Billion in 2009
–
Focus on purchase market
Mortgage Originations
$75 $200
$577
$1,630
$1,186
$0.00
$200.00
$400.00
$600.00
$800.00
$1,000.00
$1,200.00
$1,400.00
$1,600.00
$1,800.00
2006 2007 2008 2009 2010e

Capital Events
Publicly traded on Nasdaq Capital Market under MNRK, MNRKP
Formed Monarch Financial Holdings, Inc. as one bank holding company in
2006 with 5,969,039 common shares now outstanding
Issued $14.7 Million in TARP Capital in December 2008 as an abundance of caution during financial crisis
Issued $20 Million of Non-cumulative Convertible Preferred in 2009
•
800,000 shares at $25 per share
•
7.80% interest rate, can convert if common stock trades at $10.40
Repaid TARP Capital in full in December 2009
Began common stock dividends in 2010, $0.14 per share paid out

MONARCH FINANCIAL HOLDINGS, INC.

Monarch Earns "Superior" Five-stars

The highest rating from Bauer Financial, the nation's leading independent bank rating and research firm.

January 4, 2011
Outside Recognition
Received Bauer top 5-STAR rating for 5 th Quarter in a row
Scott and Stringfellow “Buy” recommendation
Recognized as “Rising 20” top growth company in Hampton Roads
Recognized by Inside Business as one of the “Best Places to Work” in
Hampton Roads in 2007 and 2009

Our “Smart Growth” Business Strategy
Continue to Grow
Banking
Franchises
Grow Core
Deposits
Maintain Risk
Management
Focus
Grow Non-
Interest Income
Lines of Business
Maintain
Financial
Discipline
Use Market Presidents and advisory boards for product and service delivery in existing and potential expansion markets such as the Peninsula,
Williamsburg, and Richmond, the I-64 pathway.  Organic and Acquisition growth opportunities.
Continue to conservatively underwrite loans and aggressively manage problem loans.  Maintain strong risk management focus with mortgage origination business.
Private Banking/Cash Management Group focused on core deposit generation and service of business deposits, focused on checking account growth. Focus on office repositioning and franchise growth.
Build and maintain sustainable revenue and net income sources incremental to our spread income through significant residential mortgage origination and other non-interest income activities with bottom line mentality.  Look for acquisition opportunities.
Deliver high performance shareholder returns through strict adherence to risk management and pricing philosophy.

Financial Highlights
2010 - 2006
($ in millions) 2010 2009 2006 CAGR
Balance Sheet:
Total Assets $825.6 $689.6 $407.7 19.3%
Loans, HFI 558.9 537.7 318.0 15.1%
Total Deposits 705.7 540.0 314.1 22.4%
Stockholders Equity 71.7 67.9 34.0 20.5%
Tangible Book Value per Share $8.40 $7.90 $7.02 4.6%
Income Statement:
Net Interest Income $30.5 $22.1 $14.2 20.9%
Non-Interest Income 53.5 35.6 3.6 96.1%
Pre-Tax Pre-Provision Income 18.4 12.7 6.0 32.5%
Net Income 5.9 4.9 3.6 13.2%
Diluted Earnings per Share $0.75 $0.66 $0.72 1.0%
Return on Equity 8.59% 7.55% 11.38%
Performance:
Net Interest Margin 4.22% 3.64% 4.43%
NPAs & 90 PD / Total Assets 1.30% 1.40% 0.03%
Loan Loss Reserves / Loans, HFI 1.62% 1.73% 1.01%
Equity /Assets 8.67% 9.85% 8.34%
Banking Offices 11 10 6
Basic Shares Outstanding 5,715,532 5,661,284 4,759,448
Preferred Shares Outstanding 800,000 800,000 0

$227 $331 $407 $502 $597 $690 $826 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2004 2005 2006 2007 2008 2009 2010 Page 12 Strong Balance Sheet Growth – Total Assets

$179 $263 $321 $419 $505 $538 $559 $19 $54 $79 $186 $0 $100 $200 $300 $400 $500 $600 $700 $800 2004 2005 2006 2007 2008 2009 2010 Page 13 Strong Balance Sheet Growth – Loans

0%
12%
16%
36%
11%
3%
22%
Commercial
RE Construction
RE Residential
RE Heloc
RE Multifamily
RE Commercial
Consumer

Significant controls in place to actively monitor and manage real estate exposure
–
Centralized real estate and construction underwriting and monitoring
–
Newly centralized Commercial Real Estate Group with CRE loan brokerage capacity
Mortgage loans held for sale provide additional spread income and average 20 to 30 days on the balance sheet
Diversified Loan Portfolio

$171 $273 $314 $389 $498 $540 $706 $0 $100 $200 $300 $400 $500 $600 $700 $800 2004 2005 2006 2007 2008 2009 2010 Page 15 Strong Balance Sheet Growth - Deposits

100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
2008
2009
2010
10
70
52
11
29
6
67
134
11
56
13
75
154
10
63
64
106
142
11
66
81
171
150
15
79
64
208
180
20
76
49
225
283
32
97
BrTime
Time
MMDA
NOW
DDA

Grow Core Deposits
Core deposit generation is vital to funding our loan growth and preserving our net interest margin
–
Built a Cash Management Team to rival larger competitors
–
Goal sell and service large DDA relationships
28% DDA growth in 2010
We utilize FHLB and brokered deposits for mortgage funding

Branch Deposits
2010 Count in Market Market Share (%)
Avg. Per
Rank Institution (#) ($M) 2010 2006 Branch
1 Wells Fargo & Company (CA) 54 $          4,069 20.10%
21.38% $    75,361
2 SunTrust Banks, Inc. (GA) 42 $          3,164 15.63%
14.29% $    75,338
3 TowneBank (VA) 19 $          2,824 13.95%
9.28% $  148,672
4 BB&T Corporation (NC) 55 $         2,483 12.27%
14.60% $   45,161
5 Bank of America Corporation (NC) 46 $          2,080 10.28%
14.38% $   45,234
6 Commonwealth Bankshares, Inc. (VA) 19 $          1,018 5.03%
2.73% $   53,615
7 Hampton Roads Bankshares, Inc. (VA) 29 $              794 3.92%
1.90% $    27,384
8 Old Point Financial Corporation (VA) 23 $              687 3.40%
3.19% $    29,888
9 Monarch Financial Holdings, Inc. (VA) 10 $              590 2.92% 1.82% 59,092
10 Farmers Bank 5 $              363 1.80%
1.34% $    72,719
Greater Hampton Roads MSA 383 $        20,242 100.00% 100.00%

Deposit Market Share – Greater Hampton Roads
Ranked #9 with $590,926 million or 2.92% deposit market share, a 15% increase in market share year-over-year
–
Top five institutions had 72.23% of deposits in the market
–
CAGR 24% past five years

2009 and 2010 were Record Years
First Quarter 2009– Record 1
st
Quarter profits
Second Quarter 2009 – Record 2
nd
Quarter profits
Third Quarter 2009 – Record 3
rd
Quarter profits
Fourth Quarter 2009 – Record 4
th
Quarter profits
2009 – Record Annual profits
First Quarter 2010 – Record 1
st
Quarter profits
Second Quarter 2010 – Record 2
nd
Quarter profits
Third Quarter 2010 – Record 3
rd
Quarter profits
Fourth Quarter 2010 – Record 4
th
Quarter profits
2010 – Record Annual profits

MONARCH FINANCIAL HOLDINGS, INC.

4.43
2.39
1.73
4.27
2.51
1.37
3.15
1.36
1.20
3.64
1.45
1.96
4.22
1.55
2.36

Page 19 Profitability Performance Trends 0.000 0.500 1.000 1.500 2.000 2.500 3.000 3.500 4.000 4.500 2006 2007 2008 2009 2010 Margin Net OH PTPP Log. (PTPP)

Net Interest Income – Peer Comparison
0.00
1.00
2.00
3.00
4.00
5.00
6.00
Towne Bank
3.92 3.64 3.21 2.99 3.36
Bank of Hampton Roads
4.83 4.69 3.80 3.59 2.68
Bank of the Commonwealth
4.93 4.55 3.66 3.30 2.87
The Old Point National Bank of Phoebus
3.19 3.20 3.37 3.19 3.37
Heritage Bank
3.50 3.52 3.48 3.44 3.69
The Middleburg Bank
3.83 3.55 3.75 3.90 3.22
Village Bank
4.24 3.59 2.56 3.05 3.46
Composite Peer Group Average
4.09 3.87 3.36 3.37 3.33
National Peer Group Average
3.94 3.77 3.54 3.45 3.56
Monarch Bank
4.28 4.20 3.01 3.47 4.00
Dec-06 Dec-07 Dec-08 Dec-09 Dec-10
Bank Only – FFIEC Information

Net Overhead – Peer Comparison
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
Towne Bank
2.04 2.04 1.82 1.76 1.68
Bank of Hampton Roads
2.70 2.39 2.13 4.15 2.73
Bank of the Commonwealth
1.81 1.93 1.60 1.88 2.00
The Old Point National Bank of Phoebus
1.75 1.67 1.88 2.18 2.28
Heritage Bank
3.12 2.87 2.96 2.68 2.69
The Middleburg Bank
1.92 2.64 2.48 2.75 2.39
Village Bank
2.90 2.65 1.91 3.45 2.27
Composite Peer Group Average
2.34 2.36 2.06 2.54 2.20
National Peer Group Average
1.96 1.98 2.06 2.18 2.16
Monarch Bank
2.44 2.66 1.70 1.45 1.56
Dec-06 Dec-07 Dec-08 Dec-09 Dec-10
LOW IS BETTER
Bank only – FFIEC Information

Non-Interest Income Growth
Our strategy involves building and maintaining sustainable revenue and net income sources in addition to traditional banking spread income
–
Monarch
Mortgage:
underwrites permanent prime residential mortgage loans to be sold in the secondary market
–
Real Estate Security
Agency:
residential and commercial title and settlement
–
Monarch
Capital:
provides commercial mortgage brokerage services (in mortgage #’s)
* Operating Revenue defined as non-interest income plus net-interest income
Non-Interest Income
($ in 000s) 2006 2007 2008 2009 2010
Mortgage banking income $2,061 $5,152 $18,080 $32,477 $50,506
Investment and insurance commissions 204 1,131 1,278 749 290
Service charges and fees 924 1,159 1,370 1,502 1,637
Title company income 48 61 230 309 599
Other 348 876 455 597 472
Total Non-Interest Income $3,586 $8,379 $21,413 $35,634 $53,503
Non-Interest Income / Operating Revenue 20.1% 33.2% 55.1% 61.7% 63.7%

Our Risk Management Focus Pays Off
The credit risk within the company is overseen by Andy Lock, our Chief Risk Officer
All loans are reviewed and loan relationships that exceed $1,500,000 are approved by either a management loan committee or a board of directors’ loan committee
All loans are risk rated with those ratings reviewed by an independent third-party loan review service
In 4
th
quarter of 2010 had Federal Reserve Bank examination, which validated our practices
Mortgage operations risks are managed daily through a senior management team at Monarch
Mortgage along with oversight from Monarch Bank senior management
–
Duties include authority and oversight of underwriting and regulatory compliance
–
All correspondents and products are approved by our Board of Directors to ensure no inappropriate products with excessive risk are sold
–
William Morrison, Monarch Mortgage Chief Operating Officer, previously served as a chief credit officer for a local community bank
Other than credit risk our banking risk includes interest rate risk, which we manage through our active Asset/Liability Management Committee

MONARCH FINANCIAL HOLDINGS, INC.

%
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2006
2007
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Monarch
Peer

$
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2006
2007
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

Historically Low Non-performing Assets

$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2006 2007 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410

$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2006 2007 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410

Aggressive Provision & Charge-off History

2.50
2.00
1.50
1.00
0.50
0.00
2006
2007
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2006
2007
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Monarch
Peer

Allowance to Loans HFI and NPA Ratio

MONARCH FINANCIAL HOLDINGS, INC.

14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Percent
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10

	Dec-06	Dec-07	Dec-08	Dec-09	Dec-10
Towne Bank	0.07	0.09	0.15	1.27	2.04
Bank of Hampton Roads	0.34	0.47	0.92	9.49	11.77
Bank of the Commonwealth	0.31	0.67	4.79	6.98	12.96
The Old Point National Bank of Phoebus	0.15	0.20	1.00	1.41	3.67
Heritage Bank	0.08	0.07	0.08	0.12	0.10
The Middleburg Bank	0.00	0.80	1.75	1.66	3.52
Village Bank	0.97	1.06	3.17	7.19	5.55
Composite Peer Group Average	0.24	0.43	1.65	3.69	5.12
National Peer Group Average	0.49	0.90	1.90	3.00	3.11
Monarch Bank	0.02	0.08	1.35	1.43	1.31

Non-Performing Assets includes loans & debt securities past due 90 days or more and those placed on non-accrual status, and non-investment OREO.

Non-Performing Assets – Compared to Peers

Our Texas Ratio – Compared to Peers
0.00
20.00
40.00
60.00
80.00
100.00
120.00
Towne Bank
0.75 1.11 1.24 11.72 18.69
Bank of Hampton Roads
2.26 3.45 7.22 89.48 92.46
Bank of the Commonwealth
2.15 4.85 38.17 61.40 113.02
The Old Point National Bank of Phoebus
1.76 2.08 9.90 15.40 36.49
Heritage Bank
0.72 0.63 0.81 0.88 0.72
The Middleburg Bank
0.02 8.04 20.33 15.79 36.44
Village Bank
9.20 12.41 35.61 70.92 56.64
Composite Peer Group Average
2.13 4.18 15.80 35.02 45.89
National Peer Group Average
5.14 9.36 19.69 30.52 30.05
Monarch Bank
0.21 0.86 13.10 14.58 12.64
Dec-06 Dec-07 Dec-08 Dec-09 Dec-10
The Texas Ratio is defined as non-current loans & debt securities plus non-investment OREO divided by tangible equity plus loan loss reserves.

Why Invest in Monarch?
High performing, diversified financial services company
Attractive franchise in one of the best demographic markets in the country
Strong, highly experienced senior management team and bankers
Conservative underwriting culture with better than peer asset quality
Significant non-interest income lines of business
Outperform peers through disciplined growth and risk management
Ready to take advantage of market dysfunction through organic and acquisition growth

Thank You * * * * * * * * * * * * * * * * * * * * * * * * * * *